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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of Report (Date of earliest event reported)    May 13, 2004
                                                 -----------------


                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                         0-26534                  13-3671221
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)



     4 Science Park, New Haven, CT                                   06511
----------------------------------------                             -----
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code: (203) 498-4210
                                                    --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12. Results of Operations and Financial Condition.

         On May 13, 2004, Vion Pharmaceuticals, Inc. issued the press release announcing financial results for the first quarter ended March 31, 2004.

         A copy of this press release is annexed hereto as Exhibit 99.1.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VION PHARMACEUTICALS, INC.


Date: May 13, 2004                  By: /s/ Howard B. Johnson
                                        -----------------------
                                    Name: Howard B. Johnson
                                    Title: President and Chief Financial Officer